UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 10, 2006

Commission File Number: 1-11008

CATALINA MARKETING CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	33-0499007
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

200 Carillon Parkway, St. Petersburg, Florida	33716-2325
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (727) 579-5000

N/A

(Former name or former address, if changed since last report):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On August 10, 2006, the Board of Directors of Catalina Marketing Corporation (the “Company”), following the recommendation of the Compensation Committee, approved a base salary increase for L. Dick Buell, the Company’s Chief Executive Officer. Mr. Buell’s base salary will be $675,000 per annum effective June 26, 2006. On August 10, 2006, the Compensation Committee approved base salary increases, effective June 26, 2006, for the following executive officers:

Officer	Title	Annual Salary
Tom Buehlmann	Executive Vice President	$395,000
Rick Frier	Executive Vice President and Chief Financial Officer	$357,000
Ed Kuehnle	Executive Vice President	$406,000
Craig Scott	Executive Vice President	$348,000

In addition, on August 10, 2006, the Compensation Committee approved a change to the cash incentive compensation target and maximum cash bonus amount for Tom Buehlmann under the Fiscal Year 2007 Annual Incentive Plan. Mr. Buehlmann’s award, as adjusted, provides for an incentive cash bonus target equal to 65% of his base salary. His maximum cash bonus is equal to 150% of the incentive cash bonus target.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On August 10, 2006, the Board of Directors of Catalina Marketing Corporation approved a change in the Company’s fiscal year. The new fiscal year will end on December 31st. The Company will file an annual report on form 10-K for the nine-month transition period ending December 31, 2006.

Item 7.01 Regulation FD Disclosure

On August 14, 2006, Catalina Marketing Corporation issued a press release announcing the change in the Company’s fiscal year-end to December 31st and the declaration of the Company’s third annual dividend to shareholders of $0.30 per share. The press release is attached to this Current Report as Exhibit 99.1.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in this Item 7.01, including Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended or the Exchange Act, regardless of any incorporation by reference language in any such filing.

Item 9.01. Financial Statements and Exhibits

Exhibits

Exhibit Number	Description
99.1	Press Release dated August 14, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly authorized and caused the undersigned to sign this report on the registrant’s behalf.

August 15, 2006	CATALINA MARKETING CORPORATION
(Registrant)

/s/ Rick P. Frier
	Name:	Rick P. Frier
	Title:	Executive Vice President and Chief Financial Officer
(Authorized officer of Registrant and principal financial and accounting officer)